Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Symphonix Devices, Inc.:

We consent to the use of our report incorporated herein by reference.

/s/    KPMG LLP

San Francisco, California
July 2, 2002